May 13, 2020

BNY Mellon Investment Funds V, Inc.

- BNY Mellon Large Cap Growth Fund

Supplement to Summary Prospectus and Prospectus

The Board of Directors of BNY Mellon Investment Funds V, Inc. (the "Company") has approved a Plan of Reorganization (the "Plan") on behalf of BNY Mellon Large Cap Growth Fund (the "Acquired Fund") and BNY Mellon Large Cap Equity Fund (the "Acquiring Fund"), each a series of the Company.  The Plan provides for the transfer of the Acquired Fund's assets to the Acquiring Fund in a tax-free exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Acquired Fund's stated liabilities, the distribution of such shares of the Acquiring Fund to Acquired Fund shareholders and the subsequent termination of the Acquired Fund (the "Reorganization").

Neither the Plan nor the Reorganization requires the approval of shareholders of either fund.  It is currently contemplated that the Reorganization will become effective on or about July 31, 2020.  A Prospectus/Information Statement with respect to the proposed Reorganization will be mailed before the consummation of the Reorganization to holders of Acquired Fund shares as of June 12, 2020.  The Prospectus/Information Statement will describe the Acquiring Fund and other matters.  Investors may obtain a free copy of the Prospectus of the Acquiring Fund by calling 1-800-373-9387.

In anticipation of the Reorganization, effective on or about June 16, 2020 (the "Sales Discontinuance Date"), the Acquired Fund will be closed to any investments for new accounts, except that new accounts may be established by:

•         Participants in group employer retirement plans (and their successor plans), provided that the plan sponsor has been approved by BNY Mellon Investment Adviser, Inc. and established the Acquired Fund as an investment option in the plan by the close of business on the Sales Discontinuance Date;

•         Wrap programs that established the Acquired Fund as an investment option under the wrap program by the close of business on the Sales Discontinuance Date; and

•         Certain funds in the BNY Mellon Family of Funds and series of BNY Mellon Funds Trust.

Shareholders of the Acquired Fund as of the Sales Discontinuance Date may continue to make additional purchases and to reinvest dividends and capital gains into their existing Acquired Fund accounts up until the time of the Reorganization.

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